Exhibit 99.a

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Touch America Purchasing Company, LLC	Case No.	03-11918 (KJC)
	Reporting Period:	April 1, 2004 - April 30, 2004

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerrold P Pederson	07/13/04
Signature of Authorized Individual*	Date

Jerrold P Pederson	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR

(9/99)

In re: Touch America Purchasing Company, LLC	Case No.	03-11918 (KJC)
Debtor	Reporting Period:	April 1, 2004 - April 30, 2004

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	GENERAL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	0.00	7,173.67			7,173.67		3,134.00

RECEIPTS
CASH SALES					0.00		0.00
ACCOUNTS RECEIVABLE					0.00		0.00
LOANS AND ADVANCES					0.00		0.00
SALE OF ASSETS					0.00		32,084.77
OTHER (ATTACH LIST)	0.00				0.00		0.00
TRANSFERS (FROM DIP ACCTS)					0.00		0.00
Transfer from TA		0.00			0.00		522,497.48
TOTAL RECEIPTS	0.00	0.00			0.00		554,582.25

DISBURSEMENTS
NET PAYROLL					0.00		0.00
PAYROLL TAXES					0.00		0.00
SALES, USE, & OTHER TAXES					0.00		584,175.69
INVENTORY PURCHASES					0.00		0.00
SECURED/ RENTAL/ LEASES					0.00		0.00
INSURANCE					0.00		0.00
ADMINISTRATIVE					0.00		0.00
SELLING					0.00		0.00
OTHER (ATTACH LIST)					0.00		(3,061.86)
Transfer to TA					0.00		58,000.00
OWNER DRAW *					0.00		0.00
TRANSFERS (TO DIP ACCTS)					0.00		0.00
Reconciling items Sub Acct					0.00		(88,571.25)
PROFESSIONAL FEES					0.00		0.00
U.S. TRUSTEE QUARTERLY FEES					0.00		0.00
COURT COSTS					0.00		0.00
TOTAL DISBURSEMENTS	0.00	0.00			0.00		550,542.58
					0.00
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	0.00	0.00			0.00		4,039.67

CASH - END OF MONTH	0.00	7,173.67			7,173.67		7,173.67

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0.00
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0.00

FORM MOR-1

(9/99)

In re: Touch America Purchasing Company, LLC	Case No.	03-11918 (KJC)
Debtor	Reporting Period:	April 1, 2004 - April 30, 2004

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	General		Tax	Other
	# 150080666095	#150095586569		#	#
BALANCE PER BOOKS	0.00	7,173.67

BANK BALANCE	0.00	7,173.67
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		0.00
(-) OUTSTANDING CHECKS (ATTACH LIST)		0.00	(A)
OTHER (ATTACH EXPLANATION)	0.00	0.00
ADJUSTED BANK BALANCE *	0.00	7,173.67

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER

(A) Please see outstanding check listing.

FORM MOR-1 (CON’T)

(9/99)

In re: Touch America Purchasing Company, LLC	Case No.	03-11918 (KJC)
Debtor	Reporting Period:	April 1, 2004 - April 30, 2004

OUTSTANDING CHECKS

Check #	Date	Amount

TOTAL		0.00

In re: Touch America Purchasing Company, LLC	Case No.	03-11918 (KJC)
	Reporting Period.:	April 1, 2004 - April 30, 2004

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues - Intercompany		6,237,292.69
Less: Returns and Allowances
Net Revenue	0.00	6,237,292.69
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)		(10,522.50)
Less: Ending Inventory
Cost of Goods Sold - Intercompany		703,401.52
Gross Profit	0.00	5,544,413.67
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other	0.00	(120,269.93)
Travel and Entertainment
Utilities
Intercompany Management fees - Touch America, Inc.	0.00	2,668.93
Total Operating Expenses Before Depreciation	0.00	(117,601.00)
Depreciation/Depletion/Amortization	0.00	1,083,312.26
Net Profit (Loss) Before Other Income & Expenses	0.00	4,578,702.41
OTHER INCOME AND EXPENSES
Interest Income - Intercompany (Touch America, Inc.) (A)		318,887.21
Interest Expense
Other Expense (attach schedule)	0.00	892.48
Net Profit (Loss) Before Reorganization Items	0.00	4,896,697.14
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees		3,750.00
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment (B)		20,499,245.11
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	0.00	20,502,995.11
Income Taxes		281,321.00
Net Profit (Loss)	0.00	(15,887,618.97)

* “Insider” is defined in 11 U.S.C. Section 101(31).

(A) Interest expense calculated for income tax purposes.

(B) The proceeds from the sale of assets and customers to 360Networks were retained within Touch America Inc. and not allocated to any subsidiaries.

FORM MOR-2

(9/99)

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs
Fence installation - Mulan Trail Project		(10,522.50)

Total	0.00	(10,522.50)
Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 (CON’T)

(9/99)

In re: Touch America Purchasing Company, LLC.	Case No.	03-11918 (KJC)
Debtor	Reporting Period:	April 30, 2003

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	7,173.67	3,134.00
Restricted Cash and Cash Equivalents		0.00
Accounts Receivable (Net)	649,968.02	456,727.02
Accounts Receivable (Net) -additional prepetition receivables		5,634.00
Notes Receivable- Related (D) (E)	73,683,789.39	83,826,409.40
Accounts Receivable - Intercompany (E)	317,644,593.73	317,704,862.91
Inventories		0.00
Prepaid Expenses (B)	0.00	41,874.87
Professional Retainers		0.00
Other Current Assets (attach schedule)		0.00
TOTAL CURRENT ASSETS	391,985,524.81	402,038,642.20
PROPERTY AND EQUIPMENT
Real Property and Improvements		0.00
Communications Equipment	0.00	25,254,396.30
Furniture, Fixtures and Office Equipment		0.00
Leasehold Improvements		0.00
Vehicles		0.00
Fiber Optic Network	0.00	6,460.33
Construction Work in Progress	30,038,014.62	30,326,043.61
Less Accumulated Depreciation	0.00	(11,328,682.18)
TOTAL PROPERTY & EQUIPMENT	30,038,014.62	44,258,218.06
OTHER ASSETS
Loans to Insiders*	0.00	0.00
Other Assets (attach schedule)	0.00	0.00
TOTAL OTHER ASSETS	0.00	0.00

TOTAL ASSETS	422,023,539.43	446,296,860.26

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	(5,238.23)	0.00
Accounts Payable - Intercompany	469,145.14	0.00
Taxes Payable (refer to FORM MOR-4)	(15,992.00)	0.00
Wages Payable	0.00	0.00
Notes Payable	0.00	0.00
Rent / Leases - Building/Equipment	0.00	0.00
Secured Debt / Adequate Protection Payments	0.00	0.00
Professional Fees	0.00	0.00
Amounts Due to Insiders*	0.00	0.00
Intercompany deferred revenue (D)	0.00	0.00
Other Postpetition Liabilities (attach schedule)	0.00	0.00
TOTAL POSTPETITION LIABILITIES	447,914.91	0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	13,867,443.23	13,867,443.23
Priority Debt	0.00	0.00
Unsecured Debt priority debt	629.29	629.29
Unsecured Debt - reconciling item (A)	46,717.33	2,848.69
Unsecured Debt - intercompany	493,642,650.07	493,640,828.72
Unsecured Debt	12,207,058.43	12,172,537.44
Unsecured Debt - additional prepetition activity (C)	1,867,242.86	945,969.05
Unsecured Debt - income taxes payable	(3,294,803.00)	(4,654,184.45)
Unsecured Debt - sales & use and other taxes	3,782,360.45	4,016,558.85
Unsecured Debt	0.00	0.00
Unsecured Debt - intercompany deferred revenue (D)	0.00	10,960,284.61
TOTAL PRE-PETITION LIABILITIES	522,119,298.66	530,952,915.43

TOTAL LIABILITIES	522,567,213.57	530,952,915.43
OWNER EQUITY
Capital Stock	0.00	0.00
Additional Paid-In Capital	0.00	0.00
Partners’ Capital Account	0.00	0.00
Owner’s Equity Account	0.00	0.00
Retained Earnings - Pre-Petition	(84,656,055.17)	(84,656,055.17)
Retained Earnings - Postpetition	(15,887,618.97)	0.00
Adjustments to Owner Equity (attach schedule)	0.00	0.00
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0.00	0.00
NET OWNER EQUITY	(100,543,674.14)	(84,656,055.17)

TOTAL LIABILITIES AND OWNERS’ EQUITY	422,023,539.43	446,296,860.26

* “Insider” is defined in 11 U.S.C. Section 101(31).	0.00	0.00

(A)-	Reconciling amount for uncleared items. No specific creditor identified.
(B)	Original prepetition amount was reported as $45,375, which included vendor payments of $3,500 which have no value.
(C)

These amounts represent pre-petition liabilities which were not included on the Initial Bankruptcy Schedules as filed.  $945,969.05 represents accrual estimates with no specific creditors, $928,576.97 is vendor specific invoices which were recorded in September, and $32,084.77 represents uncleared checks which were canceled and originally reclassified as accounts payable.

(D)	These amounts reduced to reflect the asset sale to 360 Networks
(E)	The $83,826,409.40 Notes Receivable - Related amount was originally classified in the “BOOK VALUE ON PETITION DATE” column as Account Receivable - Intercompany.

FORM MOR-3

(9/99)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash:	cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

FORM MOR-3 (CON’T)

(9/99)

In re: Touch America Purchasing Company, LLC	Case No.	03-11918 (KJC)
Debtor	Reporting Period:	April 1, 2004 - April 30, 2004

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.  Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	0.00	0.00	0.00			0.00
FICA-Employee	0.00	0.00	0.00			0.00
FICA-Employer	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income	0.00	0.00	0.00			0.00
Other:	0.00
Total Federal Taxes	0.00	0.00	0.00			0.00
State and Local
Withholding	0.00	0.00	0.00			0.00
Sales and Use Taxes including Telecon Trans	0.00	0.00	0.00	See Attached Schedule		0.00	(A)
Excise	0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00
Personal Property	0.00
Other: Income Tax	(15,992.00)	0.00	0.00			(15,992.00)
Total State and Local	(15,992.00)	0.00	0.00			(15,992.00)
Total Taxes	(15,992.00)	0.00	0.00			(15,992.00)

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	0.00	0.00	0.00	0.00	5,238.23	5,238.23
Wages Payable	0.00	0.00	0.00	0.00	0.00	0.00
Taxes Payable	0.00	0.00	0.00	0.00	0.00	0.00
Rent/Leases-Building	0.00	0.00	0.00	0.00	0.00	0.00
Land - Easement	0.00	0.00	0.00	0.00	0.00	0.00
Secured Debt/Adequate Protection Payments	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees	0.00	0.00	0.00	0.00	0.00	0.00
Amounts Due to Insiders*	0.00	0.00	0.00	0.00	0.00	0.00
Other:	0.00	0.00	0.00	0.00	0.00	0.00
Other:
Total Postpetition Debts	0.00	0.00	0.00	0.00	5,238.23	5,238.23

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Touch America Purchasing will pay the past due amounts if there is not a problem with the invoice.

(A) This represents tax accruals for numerous taxing jurisdictions.

* “Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-4

(9/99)

In re: Touch America Purchasing Company, LLC	Case No.	03-11918 (KJC)
Debtor	Reporting Period:	April 30, 2003

Description	Account	Doc.no.	Doc. type	Pstg. date	Amount

TOUCH AMERICA PURCHASING COMPANY, LLC UNPAID POSTPETITION DEBTS (INVOICE)

In re: Touch America Purchasing Company, LLC	Case No.	03-11918 (KJC)
Debtor	Reporting Period:	April 1, 2004 - April 30, 2004

4/30/2004

Vendor	Name	Amount	D	Item text	Do	Doc. date	Pstg. date	Net	CoCd	CURRENT	1-30	31-60	61-90	OVER 90
102219	NORTEL NETWORKS, INC	(91.38)	H	NORTEL NETWRKS	PP	11/30/2003	11/30/2003	152	TPC	0.00	0.00	0.00	0.00	(91.38)
111812	NOR-STRAN INC	2,675.35	S	NORSTRAN	PP	11/30/2003	11/30/2003	152	TPC	0.00	0.00	0.00	0.00	2,675.35
112589	AXON TELECOM MN, LLC	3,283.78	S	AXON TELECOM	PP	11/30/2003	11/30/2003	152	TPC	0.00	0.00	0.00	0.00	3,283.78
100058	FEDERAL EXPRESS CORP	(14.57)	H	*509957254 FEDEX D. WRIGHT	PP	8/4/2003	8/21/2003	270	TPC	0.00	0.00	0.00	0.00	(14.57)
109404	HISTORICAL RESEARCH ASSOCIATES, INC	(614.95)	H	*0306037 PROFESSIONAL SERVICES - D. WRIGHT	PP	6/30/2003	8/19/2003	305	TPC	0.00	0.00	0.00	0.00	(614.95)
		5,238.23								0.00	0.00	0.00	0.00	5,238.23

NOTE:   This file does not include any BP transactions or any Invoice date prior to 6/19/2003

11

In re: Touch America Purchasing Company, LLC	Case No.	03-11918 (KJC)
	Reporting Period:	April 1, 2004 - April 30, 2004

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	649,968.02
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period	649,968.02

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old	649,968.02
Total Accounts Receivable	649,968.02
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	649,968.02

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

FORM MOR-5

(9/99)